UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 20, 2017

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001‑12669 (Commission File Number)	57‑0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277‑2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 20, 2017, South State Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Columbia, South Carolina. At the Annual Meeting, there were present in person or by proxy 24,683,588 shares of the Company’s common stock, representing 84.44% of the total outstanding eligible votes. At the Annual Meeting, the Company’s shareholders were asked to vote on the following proposals:

(1)   To elect five members of the Board of Directors;

(2)   To conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers;

(3)   To conduct a non-binding, advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers;

(4)   To consider approval of the 2012 Omnibus Stock and Performance Plan, as amended and restated, to reapprove the performance goals under the Plan and include a limit on non-employee director equity compensation payable under the plan; and

(5)   To ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017.

The voting results for four non-routine proposals and one routine proposal (the fifth proposal below) follows:

(1)    Approval of a proposal to elect the following individuals as directors of the Company for three-year terms, or in the case of Grey B. Murray, a two-year term:

Nominees for Director	Votes For	Votes Withheld	Non Vote	Uncast
Robert R. Hill, Jr.	19,755,633	106,096	4,821,860	—
Paula Harper Bethea	19,683,255	178,473	4,821,860	—
Martin B. Davis	19,654,322	207,407	4,821,860	—
Thomas J. Johnson	19,697,261	164,468	4,821,860	—
Grey B. Murray	19,634,968	226,761	4,821,860	—

Each elected director received at least 98.8% of the voted shares in favor of their election.

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2020
Robert R. Hill, Jr.
Paula Harper Bethea
Thomas J. Johnson
Martin B. Davis

Directors Whose Terms Will Expire in 2019
Jimmy E. Addison
Robert H. Demere, Jr.
Robert R. Horger
James W. Roquemore
Grey B. Murray

Directors Whose Terms Will Expire in 2018
John C. Pollok
Cynthia A. Hartley
Thomas E. Suggs
Kevin P. Walker

(2)    Proposal to conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	19,366,909	66.25%	97.51%
Voting Against	444,565	1.52%	2.24%
Abstain From Voting	50,254	0.17%	0.25%
Non Votes	4,821,860	16.50%
Total	24,683,588	84.44%	100.00%

(3)    Proposal to conduct a non-binding, advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted
1 Year	16,826,067	57.56%	84.71%
2 Years	33,861	0.12%	0.17%
3 Years	2,950,711	10.09%	14.86%
Abstain	51,089	0.17%	0.26%
Non Votes	4,821,860	16.50%
Total	24,683,588	84.44%	100.00%

(4)    Proposal to consider approval of the 2012 Omnibus Stock and Performance Plan, as amended and restated, to reapprove the performance goals under the Plan and include a limit on non-employee director equity compensation payable under the Plan:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	19,394,244	66.34%	97.65%
Voting Against	413,394	1.41%	2.08%
Abstain From Voting	54,090	0.19%	0.27%
Non Votes	4,821,860	16.50%
Total	24,683,588	84.44%	100.00%

(5)   Proposal to ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	24,385,570	83.42%	98.79%
Voting Against	128,066	0.44%	0.52%
Abstain From Voting	169,952	0.58%	0.69%

Total	24,683,588	84.44%	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date: April 24, 2017	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer